Adamis Pharmaceuticals Corp 8-K

Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF ADAMIS PHARMACEUTICALS CORPORATION

Overview

On July 30, 2021, Adamis Pharmaceuticals Corporation (the “Company”) and the Company’s wholly-owned subsidiary US Compounding, Inc. (“USC”) entered into an Asset Purchase Agreement (the “Agreement”) effective as of July 30, 2021 (the “Effective Date”) with Fagron Compounding Services, LLC d/b/a Fagron Sterile Services (the “Purchaser”), providing for the sale and transfer by USC and the purchase by the Purchaser, effective as of the Effective Date, of certain assets of USC relating to its human compounding pharmaceutical business (the “Business”), including certain customer information and information on products sold to such customers by USC (together, the “Book of  Business”), including related formulations, know-how, and expertise regarding the compounding of pharmaceutical preparations, clinical support knowledge and other data and certain other information relating to the customers and products (“Business Knowledge” and together with the Book of Business, the “Assets”).  Pursuant to the Agreement, the Purchaser will not assume any liabilities of USC.

The Agreement provides that the consideration payable by the Purchaser to the Company for the Assets sold and transferred will consist of the following amounts: (i) a payment of $107,500 on the Effective Date; and (ii) monthly payments in an amount equal to (a) two (2.0) times the amount actually collected by Purchaser or its affiliates for sales of products or services made to certain identified customers included in the Book of Business during the 12-month period following the Effective Date (the “Payment Term”), and (b) a lower multiple of the amount actually collected by Purchaser or its affiliates for sales of products or services made to certain other customers included in the Book of Business.

Basis of Presentation

The following unaudited pro forma consolidated financial statements of the Company have been prepared and presented in accordance with Article 11 of Securities and Exchange Commission (“SEC”) Regulation S-X, were derived from the Company’s historical consolidated financial statements and are being presented to give effect to the sale of the Assets pursuant to the Agreement (the "Transaction"). The unaudited pro forma consolidated financial statements of the Company are based on currently available information and assumptions that Company’s management believes are reasonable. The actual effects of the Transaction will differ from the pro forma adjustments. The unaudited pro forma consolidated statements of operations for year ended December 31, 2020 reflect the Company’s results as if the Transaction had occurred on January 1, 2020, the beginning of the earliest period presented. The unaudited pro forma consolidated balance sheet as of December 31, 2020 reflects the Company’s assets, liabilities, and equity as if the Transaction had occurred on December 31, 2020.

The unaudited pro forma consolidated financial statements should be read in conjunction with:

(i)	The accompanying notes to the unaudited pro forma consolidated financial statements; and

(ii)	the audited consolidated financial statements of the Company and its subsidiaries, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

The unaudited pro forma consolidated financial statements do not purport to represent the Company’s actual consolidated results of operations or financial condition had the Transaction occurred on the dates assumed, nor are they indicative of the Company’s future consolidated results of operations or financial condition or the Company’s historical consolidated results of operations or financial condition reflecting the USC business.

Accounting for the Transaction

1)	The Transaction does not meet the conditions for discontinued operations because the subject of the sale is not a component or business; thus, the Transaction will be accounted for as a sale of assets.

2)	Since the Company is selling a material portion of the USC assets, pursuant to the terms of its building loan relating to the USC building and property, the Company paid to the lending bank the full outstanding balance of the building loan utilizing the Company's cash on hand.

3)	The consideration for the sale consists of fixed and variable considerations. The ASC 606 - Revenue Recognition guidance will be applied to account for the variable consideration.

4)	The assets sold were part of the USC reporting unit, and as a result of Transaction, additional impairment is estimated for the remaining USC assets to be held and used.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2020
	ADMP Historical	Transaction Accounting Adjustments - Sale of USC's Assets		Transaction Accounting Adjustments - Other		Proforma
REVENUE, net	$16,527,397	$(9,306,538)	a	$—		$7,220,859
COST OF GOODS SOLD	14,893,822	(6,362,594)	a	—		8,531,228
Gross Profit (Loss)	1,633,575	(2,943,944)		—		(1,310,369)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	30,580,740	(8,299,055)	a	978,100	f	23,259,785
RESEARCH AND DEVELOPMENT	8,280,750	(240,374)	a	—		8,040,376
IMPAIRMENT EXPENSE - Goodwill	6,772,210	—		587,741	e	7,359,951
IMPAIRMENT EXPENSE - Contract Asset	1,750,000	—		—		1,750,000
IMPAIRMENT EXPENSE - CIP	1,115,560	—		—		1,115,560
IMPAIRMENT EXPENSE - Fixed Assets	—	—		336,865	e	336,865
IMPAIRMENT EXPENSE - Inventories	—	—		1,848,899	c	1,848,899
IMPAIRMENT EXPENSE - Intangibles	2,912,610	—		2,778,652	e	5,691,262
Loss from Operations	(49,778,295)	5,595,485		(6,530,257)		(50,713,067)

OTHER INCOME (EXPENSE)
Interest Expense	(159,628)	—		—		(159,628)
Interest/Other Income	84,008	—		—		84,008
Sale of Assets	—	—		14,507,500	d	14,507,500
Change in Fair Value of Warrant Liabilities	465,000	—		—		465,000
Total Other Income (Expense), net	389,380	—		14,507,500		14,896,880
Loss Before Income Taxes	(49,388,915)	5,595,485		7,977,243		(35,816,187)
Income Tax Expense	(2,174)	—		—		(2,174)
Net Loss	$(49,391,089)	$5,595,485		$7,977,243		$(35,818,361)
Basic & Diluted Loss Per Share:
Basic & Diluted Loss Per Share	$(0.64)	$0.07		$0.10		$(0.46)
Basic & Diluted Weighted Average Shares Outstanding	77,569,745	77,569,745		77,569,745		77,569,745

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	As of December 31, 2020
	ADMP Historical	Transaction Accounting Adjustments - Sale of USC's Assets		Transaction Accounting Adjustments - Other		Pro Forma
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$6,855,355	$—		$(2,067,213	) b	$4,895,642
				107,500	d
Accounts Receivable, net	1,092,857	—		—		1,092,857
Inventories	3,115,926	—		(1,848,899	) c	1,267,027
Receivable from Sale of USC	—	—		14,400,000	d	14,400,000
Prepaid Expenses and Other Current Assets	1,459,983	—		—		1,459,983
Total Current Assets	12,524,121	—		10,591,388		23,115,509
LONG TERM ASSETS
Intangible Assets, net	6,289,684	(1,991,364)	a	(2,778,652	) e	1,519,668
Goodwill	868,412	—		(587,741	) e	280,671
Fixed Assets, net	9,586,593	—		(336,865	) e	9,249,728
Right-of-Use Assets	1,543,997	—		—		1,543,997
Other Non-Current Assets	54,655	—		—		54,655
Total Assets	$30,867,462	$(1,991,364)		$6,888,130		$35,764,228
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$3,491,717	$—		$—		$3,491,717
Deferred Revenue, current portion	100,070	—		—		100,070
Accrued Other Expenses	2,524,412	—		978,100	f	3,502,512
Accrued Bonuses	1,047,719	—		—		1,047,719
Contingent Loss Liability	7,900,000	—		—		7,900,000
Lease Liabilities, current portion	494,342	—		—		494,342
Bank Loans - Building, current portion	2,067,213	—		(2,067,213	) b	—
Paycheck Protection Plan (PPP) Loan	2,300,253	—		—		2,300,253
Total Current Liabilities	19,925,726	—		(1,089,113)		18,836,613

LONG TERM LIABILITIES
Deferred Revenue, net of current portion	850,000	—		—		850,000
Deferred Tax Liability, net	112,530	—		—		112,530
Lease Liabilities, net of current portion	1,105,219	—		—		1,105,219
PPP Loan, net of current portion	891,447	—		—		891,447
Warrant Liabilities, at fair value	4,485,000	—		—		4,485,000
Total Liabilities	27,369,922	—		(1,089,113)		26,280,809

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY	3,497,540	(1,991,364)		7,977,243		9,483,419
Total Liabilities & Stockholders' Equity	$30,867,462	$(1,991,364)		$6,888,130		$35,764,228

See accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2020 and the unaudited pro forma consolidated balance sheet as of December 31, 2020 include the pro forma adjustments described below:

a)	The unaudited pro forma consolidated statements of operations represent the historical direct revenues, operating expenses and certain other expenses directly attributable to the human compounding business of USC. The unaudited pro forma consolidated balance sheet represents the removal of assets, liabilities and equity directly attributable to the sale of the Assets related to the Business pursuant to the Agreement.

b)	Represents the principal payment of the building loan relating to the USC building and property of $2,067,213. With the sale of a material portion of USC assets, pursuant to the terms of its building loan relating to the USC building and property, the Company paid to the lending bank the full outstanding balance of the building loan.

c)	Represents the impairment of the human business inventory as a result of the Transaction. While the Company intends to sell the remaining inventory, the Company has not yet completed the assessment of its net realizable value. Upon finalizing the assessment, impairment of inventory may range from zero to approximately $1,849,000.

d)

Represents the consideration payable by the Purchaser to the Company for the Assets sold and transferred, consisting of the following amounts: a payment of $107,500 on Effective Date; and the aggregate estimated additional consideration calculated based on the amounts collected by Purchaser from the sale of products or services to customers identified in the Book of Business made during the Payment Term. The Company has not yet completed its analysis of the variable consideration, but currently anticipates that it will  apply the guidance within ASC 606, Revenue Recognition. Accordingly, the Company will estimate and recognize the variable consideration that is not constrained. Based on historical sales, the Company estimated the variable consideration to be approximately $1,200,000 per month or a total of approximately $14,400,000.

e)

Represent the impairment of USC’s fixed assets, goodwill and the remaining intangibles as a result of the Transaction, as reflected in the tables below. The sale of the Assets did not constitute a sale of the business or component, and therefore goodwill of the USC reporting unit was not allocated to the sale of Assets.  However, the sale of Assets resulted in a triggering event requiring an impairment analysis of long-lived assets and goodwill of the USC reporting unit. Based on the preliminary impairment analysis, the Company estimates the following:

USC's Intangibles Assets:

December 31, 2020	Net Carrying Value	Allocated to Sale of Assets (a)		Impairment Related to the Sale of Assets
Definite-lived Intangible assets, estimated lives in years:
FDA 503B Registration & Compliance, 10 years	$2,092,684	$—		$1,936,037	**
Customer Relationships, 10 years	2,942,326	1,991,364	*	—
Total Definite-lived Assets	5,035,010	1,991,364		1,936,037
Trade Name and Brand, Indefinite	1,245,000	—		842,615	*
Balance, December 31, 2020	$6,280,010	$1,991,364		$2,778,652

*Calculated based on USC's total 2020 revenues between Human and Veterinary products.

**Calculated based on USC's total 2020 503B revenues between Human and Veterinary products.

USC's Goodwill:
December 31, 2020	Net Carrying Value	Impairment Related to the Sale of Assets
Goodwill	$868,412	$587,741	*

*Calculated based on USC's total 2020 revenues between  Human and Veterinary products.

USC's Fixed Assets:
December 31, 2020	Net Book Value (NBV)	Impairment Related to the Sale of Assets
Land	$460,000	$—
Building	2,561,763	—
Machinery & Equipment	468,497	170,318
Leasehold Improvements	219,147	148,319
Furniture & Fixtures	37,410	12,660
Tribute Equipment	16,455	5,568
Auto & Truck	6,333	—
Sub-total	3,769,605	336,865
CIP - Equipment	3,319,109	—
	$7,088,714	$336,865

The Company has not yet completed the assessment of the fair value of its fixed assets. Upon finalizing the assessment, there may be some impairment of fixed assets, or impairment of fixed assets could be approximately zero.

f)	Represents the $700,000 amount payable to a financial advisor for services related to the sale of Assets pursuant to the Agreement, and the estimated costs associated with retention agreements and incentive arrangements with certain personnel of approximately $278,100.

Cautionary Note Regarding Forward-Looking Statements

This Exhibit -K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to future events or operations, including, but not limited to: assumptions and estimates concerning the amount of consideration that the Company will receive as a result of the sale of the Assets pursuant to the Agreement; the fees, expenses and costs associated with the transactions contemplated by the Agreement and the other matters described in this Exhibit; and the gain or loss that the Company will recognize as a result of the Transaction.  These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties.  Actual results may differ materially from those anticipated by such forward-looking statements.  The Company may receive consideration from the sale of the Assets that is greater than, or less than, the estimates reflected in such forward-looking statements and this Exhibit.  There can be no assurances concerning the amount of consideration that we will receive as a result of the sale of the Assets or concerning the fees, costs, expenses, charges or liabilities that we may incur in the future in connection with the Transaction or the matters reflected in the pro forma unaudited consolidated financial information presented in this Exhibit.  Certain risks relating to the forward-looking statements and estimates set forth in this Exhibit, as well as other risks relating to the Company’s business, financial conditions and prospects, are described in the Company’s other filings from time to time with the Securities and Exchange Commission, including the risk factors identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which the Company strongly urges you to read and consider and all of which are available free of charge on the SEC’s web site at http://www.sec.gov.  Such forward-looking statements speak only as of the date of this Current Report, and except to the extent otherwise required by law, the Company undertakes no duty or obligation, and expressly disclaims any obligation, to update any forward-looking statements contained in this Current Report as a result of new information, future events or changes in its expectations.

In addition, as the Company has previously disclosed, each of the Company and its US Compounding Inc. subsidiary has received a grand jury subpoena from the U.S. Attorney’s Office for the Southern District of New York issued in connection with a criminal investigation, requesting a broad range of documents and materials relating to, among other matters, certain veterinary products sold by the Company’s USC subsidiary, certain practices, agreements and arrangements relating to products sold by USC, including veterinary products, and certain regulatory and other matters relating to the Company and USC. The Audit Committee has engaged outside counsel to conduct an independent internal investigation to review these and other matters. The internal investigation is ongoing and the Company cannot predict its duration or outcome. At this time, the Company is unable to determine what, if any, action the U.S. Attorney’s Office or other federal or state authorities may take, what, if any, remedial measures the U.S. Attorney’s Office may seek, and what, if any, impact the foregoing matters may have on USC’s and the Company’s previously reported financial results, financial results for the three months ended March 31, 2021, future financial results or the unaudited pro forma consolidated financial information presented above. These matters may, among other things, affect the Company’s previously reported financial results, financial results for the three months ended March 31, 2021, future financial results or the unaudited pro forma consolidated financial information presented above.